[PriceWaterhouseCoopers Letterhead]



                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-43737) and Form S-3 (No. 33-43721) of Ameren Corporation of our report dated June 28, 2000 on the financial statements of the Ameren Corporation Savings Investment Plan for the year ended December 31, 1999, which is included in this Form 11-K.




/s/ PricewaterhouseCoopers LLP

St. Louis, Missouri
June 28, 2000